Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of REVA Medical, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Robert Stockman, Chairman and Chief Executive Officer of the Company, and Katrina Thompson, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 21, 2011

/s/ Robert Stockman
Robert Stockman
Chairman and Chief Executive Officer (principal executive officer)

/s/ Katrina Thompson
Katrina Thompson
Chief Financial Officer (principal financial officer)